Exhibit 21
SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Global Business Services, LLC	Michigan	Kelly Services

Kelly Services, Global, LLC	Michigan	Kelly Services

Kelly Services, USA, LLC	Michigan	Kelly Services

Teachers On Call, Inc.	Minnesota	Teachers On Call
(a subsidiary of Kelly Services, USA, LLC)

Global Technology Associates, LLC	Virginia	Global Technology Associates

NextGen Global Resources, LLC	Delaware	NextGen Global Resources

Kelly Properties, LLC	Delaware	Kelly Properties

Kelly Innovation Fund, LLC	Michigan	Kelly Innovation Fund
(a subsidiary of Kelly Properties, LLC)

Kelly Receivables Funding, LLC	Delaware	Kelly Receivables Funding

Kelly Outsourcing and Consulting Group Australia, Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Ireland), Ltd.	Delaware	Kelly Services
(a subsidiary of Kelly Properties, LLC)

Kelly Services Management Sarl	Switzerland	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services (Suisse), SA	Switzerland	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

Kelly Services Outsourcing and Consulting Group Sarl	Switzerland	Kelly Services
(a subsidiary of Kelly Services (Suisse), SA)

Kelly Services (UK) Limited	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services Management Sarl)

Kelly Payroll Services Limited	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services (UK) Limited)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Toner Graham Limited	United Kingdom	Toner Graham
(a subsidiary of Kelly Services (UK) Limited)

Kelly Services (Nederland) B.V.	Netherlands	Kelly Services

Kelly Administratiekantoor, B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Managed Services (Nederland) B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Services Norge AS	Norway	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

Kelly Services Management AS	Norway	Kelly Services
(a subsidiary of Kelly Services Norge AS)

Kelly Services Mexico, S.A. de C. V.	Mexico	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Opciones De Servicio En Mexico, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, LLC)

QSM, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, LLC)

Kelly Services France S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

Kelly Services, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services France, S.A.S.)

Kelly OCG Sarl	France	Kelly Services
(a subsidiary of Kelly Services France S.A.S.)

Kelly Services Luxembourg, S.a.r.l.	Luxembourg	Kelly Services

Kelly Outsourcing & Consulting Group, S.a.r.l.	Luxembourg	Kelly Services
(a subsidiary of Kelly Services Luxembourg, S.a.r.l.)

Kelly Services S.p.A.	Italy	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Management Services, S.r.l.	Italy	Kelly Management Services
(a subsidiary of Kelly Services S.p.A.)

LLC Kelly Services CIS	Russia	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

LLC Kelly Services IT solutions	Russia	Kelly Services
(a subsidiary of LLC Kelly Services CIS and Kelly Services Management Sarl)

Kelly Outsourcing and Consulting Group (Germany) GmbH	Germany	access
(a subsidiary of Kelly Services Management Sarl)

Kelly Services GmbH	Germany	Kelly Services
(a subsidiary of Kelly Outsourcing and Consulting Group (Germany) GmbH)

Kelly Outsourcing and Consulting Group (Austria) GmbH	Austria	access
(a subsidiary of Kelly Outsourcing and Consulting Group (Germany) GmbH)

Kelly Services Interim (Belgium) SPRL	Belgium	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Outsourcing and Consulting Group SA/NV	Belgium	Kelly Services
(a subsidiary of Kelly Services Interim (Belgium) SPRL and Kelly Properties, LLC)

Kelly Services – Empresa De Trabalho Temporario, Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

Kelly Services – Gestao De Processos, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Empresa De Trabalho Temporario, Unipessoal, Lda. and Kelly Services, Inc.)

Kelly Services Healthcare Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Gestao De Processos, Lda.)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Hungary Staffing Limited Liability Company	Hungary	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

Kelly Services Poland Sp.zo.o.	Poland	Talents

Kelly OCG Singapore Pte. Ltd	Singapore	Kelly OCG Singapore

Kelly OCG Malaysia Sdn. Bhd.	Malaysia	Kelly Services
(a subsidiary of Kelly OCG Singapore Pte. Ltd)

Agensi Pekerjaan Kelly OCG Sdn. Bhd.	Malaysia	Kelly Services
(a subsidiary of Kelly OCG Malaysia Sdn. Bhd.)

Kelly Outsourcing and Consulting Group India Pte. Ltd.	India	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Japan, Inc.	Japan	Kelly Services

Kelly Services Brasil Investimentos E Participacoes Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Brasil Investimentos E Participacoes II Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Do Brasil Recursos Humanos Ltda	Brazil	Kelly Services
(a subsidiary of Kelly Services Brasil Investimentos E Participacoes II Ltda. and Kelly Services Brasil Investimentos E Participacoes Ltda.)

Kelly Services Recursos Humanos Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services Do Brasil Recursos Humanos Ltda and Kelly Services Brasil Investimentos E Participacoes II Ltda.)

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